UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-04521

T. Rowe Price State Tax-Free Income Trust

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: February 28

Date of reporting period: August 31, 2016

Item 1. Report to Shareholders

Maryland Tax-Free Bond Fund	August 31, 2016

The views and opinions in this report were current as of August 31, 2016. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Tax-free municipal bonds performed well in the six-month period ended August 31, 2016, with the Barclays Municipal Bond Index returning 3.14%. With solid fundamentals and relatively attractive yields, munis generated strong demand as global growth expectations slowed, interest rates on many high-quality government bonds in developed markets were near or below 0%, and market volatility escalated after Britain’s late-June vote to leave the European Union. Longer-maturity municipal bonds outperformed shorter-maturity issues as longer-term rates fell to record lows. Lower-quality securities outperformed higher-quality bonds as investors continued to search for yield. The Maryland Short-Term Tax-Free Bond Fund and Maryland Tax-Free Bond Fund outperformed their peer group averages in the last six months, while the Maryland Tax-Free Money Fund’s returns were roughly flat.

ECONOMY AND INTEREST RATES

U.S. economic growth has been sluggish thus far in 2016, with gross domestic product increasing at an annual rate of only 1.1% in the second quarter, according to the most recent estimate, and 0.8% in the first quarter. We believe economic growth will improve in the second half of the year. While productivity growth is subpar, the labor market has been strong—and resilient in the face of unfavorable economic developments overseas—but the pace of employment growth has moderated in recent months. The national unemployment rate was 4.9% in August, near an eight-year low.

Broad measures of inflation have remained very low due to continued low prices of oil and other commodities—which is a plus for consumers and many businesses—but core inflation, which excludes food and energy costs, has been firming. The Fed raised short-term rates last December, but due to the slowdown in global economic activity and elevated risks, the central bank has kept rates unchanged thus far in 2016. However, we believe that another Fed rate hike is possible by the end of the year if the labor market recovery persists and measures of domestic demand strengthen.

The Treasury yield curve flattened over the last six months, as shorter-term yields were little changed and longer-term yields declined. Shorter-term municipal bond yields modestly increased, while 10- and 30-year muni yields fell to a greater degree than their Treasury counterparts with similar maturities. As a result, high-quality 30-year muni yields are now lower than the 30-year U.S. government bond yield.

Nonetheless, municipals still offer relative value for many fixed income investors on an after-tax basis. As of August 31, 2016, the 2.12% yield offered by a 30-year tax-free general obligation (GO) bond rated AAA was 95% of the 2.23% pretax yield offered by a 30-year Treasury bond. Including the 3.8% net investment income tax that took effect in 2013 as part of the Affordable Care Act, the top marginal federal tax rate currently stands at 43.4%. An investor in this tax bracket would need to invest in a taxable bond yielding about 3.75% to receive the same after-tax income as that generated by the municipal bond. (To calculate a municipal bond’s taxable-equivalent yield, divide the yield by the quantity of 1.00 minus your federal tax bracket expressed as a decimal—in this case, 1.00 – 0.434, or 0.566.)

MUNICIPAL MARKET NEWS

August was an unusually busy month for municipal bond issuance, according to The Bond Buyer, lifting total year-to-date issuance to $290 billion. Issuance had declined through April relative to the same period last year, but the pace of deals has picked up since that time, coinciding with the sizable decline in muni yields. Strong demand, as evidenced by the 48 consecutive weeks of inflows into municipal bond funds, effectively offset the added net supply in the last few months.

When Less Is Really More

Despite low nominal yields, municipal bonds remain attractive for investors facing high income taxes. The interest income from a tax-free municipal bond is exempt from federal income taxes.* In addition, most states and cities do not tax income earned on their own bonds for their residents. A municipal bond could, therefore, be triple-tax-free—exempt from federal, state, and local taxes. Tax-free municipal bond income is also exempt from a net investment income tax that took effect in 2013, in which a 3.8% tax is imposed on the lesser of your total net investment income or your modified adjusted gross income in excess of $250,000 (for married couples filing jointly) or $200,000 for single individuals.

Even though munis typically pay less than taxable issues, investors in the highest tax brackets are likely to realize higher after-tax, bottom-line results from tax-exempt securities. As you can see in the table below, an investor in the 33% federal tax bracket would need to purchase a taxable security yielding 7.5% to match the after-tax return of a municipal security yielding 5.0%.

Factoring in state and local income tax rates—which, of course, will vary widely—makes calculating the taxable-equivalent yield more complicated. However, the taxable-equivalent yields listed in the table would be even higher. This underscores the advantage of tax-free income provided by municipal securities.

Tax-Exempt Yields and Taxable-Equivalent Yields

Tax-Exempt Yields	Taxable-Equivalent Yields					
	Your Federal Marginal Tax Bracket					
	25.0%	28.0%	33.0%	36.8%**	38.8%**	43.4%**
1.0%	1.3%	1.4%	1.5%	1.6%	1.6%	1.8%
1.5	2.0	2.1	2.2	2.4	2.5	2.7
2.0	2.7	2.8	3.0	3.2	3.3	3.5
2.5	3.3	3.5	3.7	4.0	4.1	4.4
3.0	4.0	4.2	4.5	4.8	4.9	5.3
3.5	4.7	4.9	5.2	5.5	5.7	6.2
4.0	5.3	5.6	6.0	6.3	6.5	7.1
4.5	6.0	6.3	6.7	7.1	7.4	8.0
5.0	6.7	6.9	7.5	7.9	8.2	8.8

* Some municipal bond income may be subject to the federal alternative minimum tax (AMT).

** These federal marginal tax brackets include an additional 3.8% net investment income tax.

Note: When comparing yields in this manner, make sure to compare securities or mutual funds of similar credit quality and maturity or the comparison will not be valid. This chart is for illustrative purposes only and does not represent the performance of any specific security.

Generally, fundamentals for municipal issuers remain solid, and most issuers in the $3.7 trillion municipal bond market have been fiscally responsible. State and local governments in general have been cautious about adding to indebtedness since the 2008 financial crisis, and a strengthening economy has helped tax revenues rebound. Over 60% of the market, as measured by the Barclays Municipal Bond Index, is AAA or AA rated.

Although the market is overwhelmingly high quality, many states and municipalities are grappling with underfunded pensions and other post-employment benefit (OPEB) obligations. New reporting rules from the Governmental Accounting Standards Board are bringing greater transparency to state and local governments’ pension funding gaps, long-term risks that investors often overlooked in the past. We believe the market will increasingly price in higher pension risks over time, as the magnitude of unfunded liabilities becomes more conspicuous.

The financial condition of the Commonwealth of Puerto Rico continued to worsen over the last six months, but on June 30, President Barack Obama signed the Puerto Rico Oversight, Management, and Economic Stability Act (PROMESA) into law to help the island return to fiscal solvency. The legislation authorized a federal fiscal oversight board to help the struggling U.S. territory improve its finances and restructure its debt. However, the new law didn’t pass in time to prevent further defaults as Puerto Rico’s liquidity situation deteriorated. The commonwealth defaulted on about $400 million of debt in May and later defaulted on nearly $800 million in general obligation debt service due July 1. There was little impact to the broader municipal market, as news of the default was tempered by the legislative action and some level of payment default was widely expected. T. Rowe Price’s municipal team has long maintained that Puerto Rico’s debt burden is unsustainable and would eventually need to be restructured.

In terms of sector performance, revenue bonds outperformed state and local GOs during the last six months. We continue to favor bonds backed by a dedicated revenue stream over GOs as we consider revenue bonds to be largely insulated from the pension funding concerns facing state and local governments. Across our municipal platform, we have an overweight to the higher-yielding health care and transportation revenue-backed sectors. Among revenue bonds, hospital and leasing were the best-performing segments, while resource recovery bonds lagged the broader market but still posted positive results. High yield tobacco bonds significantly outperformed the broad muni market for the period.

MARYLAND MARKET NEWS

Maryland’s economic profile remains strong compared with other states. Marylanders are relatively prosperous—per capita personal income represents 118% of the national average, ranking the state fifth in the U.S. The state’s unemployment rate declined from 5.1% to 4.3% over the past year and is below the 4.9% national unemployment rate. Maryland’s employment base has grown 2.2% during the past 12 months, which was above the national growth rate of 1.8%. Maryland’s population growth over the past five years has matched that of the nation.

Although Maryland’s finances improved with general fund revenues increasing by 1.7% during fiscal 2016, revenues underperformed budget expectations by $250 million (1.5%). The lethargic growth was attributed to weak wage increases and general economic uncertainty that put a damper on consumer spending. In keeping with Maryland’s conservative practices, expenses were controlled, yielding a small fiscal year 2016 surplus of $64 million on a preliminary basis. The state has always maintained a good cushion in its rainy day fund—on June 30, 2016, Maryland’s revenue stabilization fund held $832 million, representing a solid 5.1% of general fund revenues. The state balanced its budget for fiscal year 2017, and the budget was delivered on time, but adjustments are likely given the slower growth environment.

Maryland’s debt load is above the national average. According to Moody’s 2016 State Debt Medians, the state’s debt burden, at $11.6 billion, is in the upper fourth when measured by debt per capita and only modestly better (top third) when measured by debt to personal income. Debt service as a percentage of the budget remained manageable at 6.2% in fiscal year 2015 (the latest data available).

Unfavorably, Maryland’s pension system was only funded at 69% on an actuarial basis as of June 30, 2015 (the latest data available). Maryland’s practice of not fully funding its actuarially required contributions has led to a rise in its unfunded pension liability. As a result, Maryland faces heavy unfunded liabilities for its pension plans compared with other AAA rated states, at $17 billion as of June 30, 2015—a significant rise from $10 billion as of June 30, 2008. Various modifications to benefits under these programs as well as higher employee contributions have been imposed to reduce liabilities and improve funding, and we are closely monitoring Maryland’s progress in this regard. Liabilities for retiree health programs were also high at $9.4 billion as of June 30, 2015.

Pension issues aside, on balance we are not overly worried about Maryland’s finances. Maryland has a long history of responsible stewardship and prudent financial management. The state’s GO bonds are rated Aaa by Moody’s Investors Service and AAA by Standard & Poor’s and Fitch. All three rating agencies maintain stable outlooks.

PORTFOLIO REVIEW

Maryland Tax-Free Money Fund
Your fund returned 0.01% in the six-month period ended August 31, 2016, while the Lipper Other States Tax-Exempt Money Market Funds Average had a return of 0.02%.

While other markets reacted by moving yields higher in response to the Fed rate increase in December 2015, municipal money markets were slow to react, and yields remained in the low single digits for the first few months of the year. However, since our last letter, seven-day yields increased more than 50 basis points to 0.62%. Longer-maturity yields out to one year moved higher in sync with changes in the front end of the curve with yields rising by 20 basis points to 0.57%.

Fund consolidation and asset movements due to the SEC’s money market fund reform have been the primary drivers moving yields in the front end to levels not seen since 2009. This has recently caused the front end of the money market curve to become inverted, which means investors are receiving higher yields for shorter-term securities than for longer maturities. According to iMoneyNet, tax-exempt assets under management (AUM) are currently at $152.9 billion, down over $107 billion, or 41.2%, for the year. The industry has seen outflows across all types of portfolios. For example, national retail and institutional money funds have lost an average of 43.3% of assets, while tax-free state retail and institutional funds lost an average of 36.0%. In anticipation of money fund reform and potentially large asset shifts within the industry, we took a more defensive posture and shortened the fund’s weighted average maturity and weighted average life.

Supply and demand imbalances—which had been a market constant since 2008, keeping yields depressed—have finally subsided. Over the last few months, money market industry outflows related to reform have brought supply and demand more into balance. Over the last couple of years, tax-exempt AUM exceeded the supply of variable rate demand notes (VRDN) outstanding. Tax-exempt assets ended 2015 at $260.2 billion, while VRDNs outstanding ended the year at $177.5 billion. Since then, tax-exempt assets have seen a significant drop, while the supply of VRDNs has remained stable. As shown in the Portfolio Composition table, VRDNs make up the largest portion of our fund. More industry consolidation is expected as the SEC money market reform compliance date of October 14 approaches.

As always, credit quality plays a large role in the management of the Maryland Tax-Free Money Fund. As a policy, we favor highly rated debt such as hospital, general obligation, and housing revenue bonds. Some prominent positions in the portfolio include Trinity Healthcare, Baltimore County, and Maryland CDA. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

As the Fed raises rates, shareholders can expect to see rising returns; however, the path toward rate normalization is expected to be long and slow. As always, we remain committed to managing a highly diversified portfolio focused on liquidity and stability of principal, which we deem of utmost importance to our valued shareholders.

Maryland Short-Term Tax-Free Bond Fund
The Maryland Short-Term Tax-Free Bond Fund returned 0.55% for the six-month period ended August 31, 2016, outperforming the Lipper Short Municipal Debt Funds Average of similarly managed funds. The fund benefited from its yield curve positioning as well as favorable security selection and sector allocations over the past six months.

Our longer average duration and our positioning in longer-maturity bonds were beneficial as the yield curve flattened during the period. As shown in the Portfolio Characteristics table, the fund’s weighted average maturity and duration as of August 31, 2016, were longer than they were six months ago. We extended the portfolio’s weighted average maturity and weighted average duration in the spring as weaker economic reports indicated that the Fed would likely take a slower-than-expected approach to raising rates. During that time, we focused our purchases in the five- and seven-year portion of the curve as we felt these maturities offered better relative value. More recently, though, we have been shortening our maturity and duration.

We made this shift toward more conservative positioning because we anticipated that the SEC’s money market reforms, which are set to go into effect in October, would put unusual pressure on short-term obligations that could also negatively impact short-term municipal debt. As a result of the money fund reforms, seven-day yields increased substantially to 0.62% during the period—a higher yield than two- or three-year bonds have produced at some points in recent years. We expect to keep our increased cash position until two- and three-year bond yields start to move higher.

Our overweight to revenue bonds and security selection in the health care sector benefited the portfolio during the period. With regard to our sector allocation, over the last few years we have been reducing our exposure to Maryland state general obligations. We reduced our position in the state to about 6% from substantially higher allocations in prior periods. While we are not overly concerned about the state’s finances, we do believe that the GO bonds have the potential to reprice lower as a result of the state’s underfunded pension liability. Our eventual goal is to reduce our exposure below 5%. Within the revenue sector, our largest allocations were to health care and transportation bonds.

As shown in the Quality Diversification chart, investment-grade issues made up 96% of the portfolio at the end of the period. Given our limited opportunities to buy lower-rated, higher-yielding short Maryland debt, the majority of the portfolio is allocated to AAA and AA rated bonds. However, during the period, that allocation ticked down modestly from 64% to 62% as we continue to look for attractive opportunities among lower-rated bonds.

Maryland Tax-Free Bond Fund
The Maryland Tax-Free Bond Fund returned 3.26% in the six months ended August 31, 2016, outpacing the Lipper Maryland Municipal Debt Funds Average. The fund’s returns benefited from our yield curve positioning and our security selection.

Your fund continued to compare very favorably with its competitors over the long term. Lipper ranked the Maryland Tax-Free Bond Fund first among its peer group of Maryland municipal debt funds for the 5- and 10-year periods ended August 31, 2016, and in the top decile of the peer group for the past three years. (Based on cumulative total return, Lipper ranked the Maryland Tax-Free Bond Fund 9 of 26, 2 of 25, 1 of 25, and 1 of 17 funds for the 1-, 3-, 5-, and 10-year periods ended August 31, 2016, respectively. Past performance cannot guarantee future results.)

The portfolio’s sensitivity to interest rate fluctuations was little changed from six months ago. The fund’s weighted average maturity ticked up to 15.3 years, while duration lengthened to 4.4 years from 4.2 years. Though the prospect of rising rates is a concern, we believe our current positioning is appropriate given the Fed’s very cautious approach to rate hikes. Similar to the Maryland Short-Term Tax-Free Bond Fund (see page 9), we kept our cash allocation in this fund above its usual level. While this increased cash position was a bit different than our ordinary practice, higher cash yields helped us minimize the impact on the overall portfolio yield. While this position did contribute to a lower yield, it does provide us with an increased reserve position that could be put to work if interest rate levels reset higher.

We continue to have a healthy overweight to longer-maturity Maryland bonds, a position that has served us well over multiple periods. More recently, we have been adding to the 15- and 20-year portions of the yield curve. While the yield in this part of the curve is less than we could get in the longest maturities, we like the moderately lower risk associated with these securities.

We added bonds in several sectors during the period. Our position in local GOs ticked up as a result of our participation in a new issue from Anne Arundel County, which is a steady performer and highly rated. Other purchases included a couple of holdings with strong ties to the state—the Maryland Stadium Authority issue for Baltimore City Schools and Maryland Economic Development bonds for the Purple Line, a public-private partnership (or P3) construction project. Once construction is complete, we believe the Purple Line bonds will be upgraded from their current BBB+ rating. While politics and other issues may delay the completion of the project, we feel bondholder protections are strong enough to safeguard our investment should the project be shelved unexpectedly. In a reflection of the challenges of adding income to the portfolio in the current low-yield environment, the Purple Line bonds all yielded below 3.00% when purchased in June; not too long ago, similar securities would have been issued with a significantly more generous yield. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

We also added modestly to health care, though our overall exposure to the sector decreased slightly to a still significant 25% of the portfolio as several bonds matured or were refunded. Maryland has many well-run hospitals, and its unique reimbursement environment improves the risk/reward potential in this sector.

Regarding the portfolio’s quality, we favor A rated bonds for the yield premium they generally offer, and we also maintain an overweight in BBB securities. This positioning served the portfolio well over the reporting period as lower-quality bonds outperformed their higher-quality counterparts. As always, we will continue to focus on generating tax-free income and seek out securities with the best long-term prospects for Marylanders, led by T. Rowe Price’s strong research capabilities and our fundamentals-driven investment process.

OUTLOOK

We believe that the municipal bond market remains a high-quality market that offers good opportunities for long-term investors seeking tax-free income. Fundamentals are sound overall, and technical support should persist as global economic uncertainties further increase demand for the relatively high-quality and somewhat insulated municipal bond asset class. Amid increased volatility, we expect the Fed to approach the next rate hike with an added degree of caution and believe we could remain in a low-rate environment for some time.

If signs of economic recovery prompt the Fed to continue raising short-term interest rates, muni bond yields are likely to rise along with Treasury yields—although probably not to the same extent. While higher yields typically pressure bond prices, we expect any potential Fed rate increases to be gradual and modest. Moreover, munis should be less susceptible to rising rates than Treasuries given their attractive tax-equivalent yields and the steady demand for tax-exempt income.

While we believe that many states deserve high credit ratings and will be able to continue servicing their debts, we have longer-term concerns about significant funding shortfalls for pensions and OPEB obligations in some jurisdictions. These funding gaps stem from investment losses during the financial crisis, insufficient plan contributions over time, and unrealistic return assumptions. Although few large plans are at risk of insolvency in the near term, the magnitude of unfunded liabilities is becoming more conspicuous in a few states.

Ultimately, we believe T. Rowe Price’s independent credit research is our greatest strength and will remain an asset for our investors as we navigate the current market environment. As always, we focus on finding attractively valued bonds issued by municipalities with good long-term fundamentals—an investment strategy that we believe will continue to serve our investors well.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

Joseph K. Lynagh
Chairman of the Investment Advisory Committee
Maryland Tax-Free Money Fund

Charles B. Hill
Chairman of the Investment Advisory Committee
Maryland Short-Term Tax-Free Bond Fund

Hugh D. McGuirk
Chairman of the Investment Advisory Committee
Maryland Tax-Free Bond Fund

September 23, 2016

The committee chairmen have day-to-day responsibility for managing the portfolios and work with committee members in developing and executing the funds’ investment programs.

RISKS OF INVESTING IN A RETAIL MONEY MARKET FUND

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. Beginning October 14, 2016, the Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

RISKS OF INVESTING IN FIXED INCOME SECURITIES

Bonds are subject to interest rate risk (the decline in bond prices that usually accompanies a rise in interest rates) and credit risk (the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default by failing to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. The fund is less diversified than one investing nationally. Some income may be subject to state and local taxes and the federal alternative minimum tax.

GLOSSARY

Barclays Municipal Bond Index: A broadly diversified index of tax-exempt bonds.

Basis point: One one-hundredth of one percentage point, or 0.01%.

Duration: A measure of a bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of five years would fall about 5% in price in response to a one-percentage-point rise in interest rates, and vice versa.

General obligation (GO) debt: A government’s strongest pledge that obligates its full faith and credit, including, if necessary, its ability to raise taxes.

Gross domestic product: The total market value of all goods and services produced in a country in a given year.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in categories defined by Lipper Inc.

Lipper indexes: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

Other post-employment benefits (OPEB): Benefits paid to an employee after retirement, such as premiums for life and health insurance.

Prerefunded bond: A bond that originally may have been issued as a general obligation or revenue bond but that is now secured by an escrow fund consisting entirely of direct U.S. government obligations that are sufficient for paying the bondholders.

Revenue (or revenue-backed) bond: A bond issued to fund specific projects, such as airports, bridges, hospitals, or toll roads, where a portion of the revenue generated is used to service the interest payments on the bonds.

SEC yield (7-day): A method of calculating a money fund’s yield by annualizing the fund’s net investment income for the last seven days of each period divided by the fund’s net asset value at the end of the period. Yield will vary and is not guaranteed.

SEC yield (30-day): A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. Yield will vary and is not guaranteed.

Variable rate demand note (VRDN): Generally, a debt security that requires the issuer to redeem at the holder’s discretion on a specified date or dates prior to maturity. Upon redemption, the issuer pays par to the holder who loses future coupon payments that might otherwise be due. The VRDN might be especially attractive at times of rising rates, to protect against interest rate risk by redeeming at par value and reinvesting proceeds in a new bond.

Weighted average life: A measure of a fund’s credit quality risk. In general, the longer the average life, the greater the fund’s credit quality risk. The average life is the dollar-weighted average maturity of a portfolio’s individual securities without taking into account interest rate readjustment dates. Money funds must maintain a weighted average life of less than 120 days.

Weighted average maturity: A measure of a fund’s interest rate sensitivity. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. The weighted average maturity may take into account the interest rate readjustment dates for certain securities. Money funds must maintain a weighted average maturity of less than 60 days.

Yield curve: A graph depicting the relationship between yields and maturity dates for a set of similar securities. A security with a longer maturity usually has a higher yield. If a short-term security offers a higher yield, then the curve is said to be “inverted.” If short- and long-term bonds are offering equivalent yields, then the curve is said to be “flat.”

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	6 Months Ended 8/31/16	Year Ended 2/29/16	2/28/15	2/28/14	2/28/13	2/29/12
NET ASSET VALUE						
Beginning of period	$ 10.96	$ 10.97	$ 10.66	$ 11.12	$ 10.93	$ 10.10
Investment activities						
Net investment income[(1)]	0.19	0.39	0.40	0.40	0.41	0.45
Net realized and unrealized gain / loss	0.17	(0.02)	0.31	(0.46)	0.20	0.82
Total from investment activities	0.36	0.37	0.71	(0.06)	0.61	1.27
Distributions						
Net investment income	(0.19)	(0.38)	(0.40)	(0.40)	(0.41)	(0.44)
Net realized gain	–	–[(2)]	–	–	(0.01)	–
Total distributions	(0.19)	(0.38)	(0.40)	(0.40)	(0.42)	(0.44)
NET ASSET VALUE						
End of period	**$ 11.13**	**$ 10.96**	**$ 10.97**	**$ 10.66**	**$ 11.12**	**$ 10.93**

Ratios/Supplemental Data

	6 Months Ended 8/31/16	Year Ended 2/29/16	2/28/15	2/28/14	2/28/13	2/29/12
Total return[(3)]	3.26%	3.53%	6.72%	(0.44)%	5.63%	12.90%
Ratio of total expenses to average net assets	0.45%[(4)]	0.46%	0.45%	0.46%	0.46%	0.46%
Ratio of net investment income to average net assets	3.34%[(4)]	3.56%	3.69%	3.79%	3.75%	4.28%
Portfolio turnover rate	7.2%	6.9%	6.9%	11.5%	11.8%	12.5%
Net assets, end of period (in millions)	$ 2,305	$ 2,142	$ 2,042	$ 1,897	$ 2,143	$ 1,967

(1) Per share amounts calculated using average shares outstanding method.

(2) Amounts round to less than $0.01 per share.

(3) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.

(4) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Amounts in 000s)

	Par	$ Value
MUNICIPAL SECURITIES 99.0%		
MARYLAND 94.5%		
Annapolis, GO, 5.00%, 8/1/31	1,000	1,168
Annapolis, Public Improvement, 4.75%, 8/1/22 (Prerefunded 8/1/17) (1)	170	177
Annapolis, Public Improvement, Unrefunded Balance 4.75%, 8/1/22 (Prerefunded 8/1/17) (1)	1,765	1,832
Annapolis Economic Dev., Saint John's College, Series A 5.00%, 10/1/27	940	975
Annapolis Economic Dev., Saint John's College, Series A 5.00%, 10/1/32	1,085	1,125
Annapolis Economic Dev., Saint John's College, Series A 5.00%, 10/1/36	1,085	1,124
Anne Arundel County, 4.50%, 3/1/24 (Prerefunded 3/1/17) (1)	2,885	2,942
Anne Arundel County, 4.50%, 3/1/25 (Prerefunded 3/1/17) (1)	1,470	1,499
Anne Arundel County, Annapolis Area Christian School Series A, 5.50%, 7/1/23	1,055	1,159
Anne Arundel County, Annapolis Area Christian School Series A, 6.50%, 7/1/33	2,555	2,861
Anne Arundel County, Annapolis Area Christian School Series A, 6.75%, 7/1/43	4,970	5,579
Anne Arundel County, Consolidated General Improvement, GO 5.00%, 4/1/22	3,600	4,241
Anne Arundel County, Consolidated General Improvement, GO 5.00%, 4/1/23	3,605	4,242
Anne Arundel County, Consolidated General Improvement, GO 5.00%, 4/1/34	7,655	9,471
Anne Arundel County, Consolidated General Improvement, GO 5.00%, 4/1/35	7,655	9,437
Anne Arundel County, Consolidated General Improvement, GO 5.00%, 10/1/38	3,110	3,852
Anne Arundel County, Consolidated General Improvement, GO 5.00%, 10/1/41	3,105	3,837

Anne Arundel County, Consolidated General Improvement, GO 5.00%, 10/1/42	3,105	3,834
Anne Arundel County, Consolidated Special Taxing Dist. Villages at Two Rivers, 4.90%, 7/1/30	1,310	1,382
Anne Arundel County, Consolidated Special Taxing Dist. Villages at Two Rivers, 5.125%, 7/1/36	2,035	2,150
Anne Arundel County, Consolidated Special Taxing Dist. Villages at Two Rivers, 5.25%, 7/1/44	4,150	4,376
Anne Arundel County, Consolidated Special Taxing Dist. Villages of Dorchester/Farmington Village, 4.00%, 7/1/18	450	473
Anne Arundel County, Consolidated Special Taxing Dist. Villages of Dorchester/Farmington Village, 4.00%, 7/1/19	200	216
Anne Arundel County, Consolidated Special Taxing Dist. Villages of Dorchester/Farmington Village, 5.00%, 7/1/20	200	228
Anne Arundel County, Consolidated Special Taxing Dist. Villages of Dorchester/Farmington Village, 5.00%, 7/1/21	455	530
Anne Arundel County, Consolidated Special Taxing Dist. Villages of Dorchester/Farmington Village, 5.00%, 7/1/22	310	368
Anne Arundel County, Consolidated Special Taxing Dist. Villages of Dorchester/Farmington Village, 5.00%, 7/1/23	240	290
Anne Arundel County, Consolidated Special Taxing Dist. Villages of Dorchester/Farmington Village, 5.00%, 7/1/24	270	331
Anne Arundel County, Consolidated Special Taxing Dist. Villages of Dorchester/Farmington Village, 5.00%, 7/1/25	580	706
Anne Arundel County, Consolidated Special Taxing Dist. Villages of Dorchester/Farmington Village, 5.00%, 7/1/32	4,285	5,075
Anne Arundel County, Consolidated Water & Sewer, GO 4.50%, 4/1/44	11,250	13,116
Anne Arundel County, Consolidated Water & Sewer, GO 5.00%, 4/1/35	1,445	1,781
Anne Arundel County, Consolidated Water & Sewer, GO 5.00%, 10/1/38	430	533
Anne Arundel County, Consolidated Water & Sewer, GO 5.00%, 4/1/40	7,345	8,997
Anne Arundel County, Consolidated Water & Sewer, GO 5.00%, 10/1/41	1,450	1,792

Anne Arundel County, Consolidated Water & Sewer, GO 5.00%, 10/1/42	1,450	1,791
Anne Arundel County, Consolidated Water & Sewer, GO 5.00%, 4/1/45	12,925	15,775
Anne Arundel County, GO, 5.00%, 10/1/37	2,645	3,281
Anne Arundel County, GO, 5.00%, 10/1/39	3,105	3,843
Anne Arundel County, GO, 5.00%, 10/1/40	3,105	3,840
Anne Arundel County, National Business Park North Special Obligation, 5.625%, 7/1/25	1,925	2,036
Anne Arundel County, National Business Park North Special Obligation, 6.10%, 7/1/40	2,665	2,819
Anne Arundel County, Village South Waugh Chapel Special Obligation, 6.25%, 7/1/40	5,000	5,290
Anne Arundel County, Water & Sewer, GO, 4.625%, 4/1/34	4,875	5,316
Baltimore City, Consolidated Public Improvement, Series A GO, 5.00%, 10/15/27	1,905	2,251
Baltimore City, Consolidated Public Improvement, Series A GO, 5.00%, 10/15/28	1,805	2,132
Baltimore City, Consolidated Public Improvement, Series A GO, 5.00%, 10/15/30	1,015	1,192
Baltimore City, Consolidated Public Improvement, Series A GO, 5.00%, 10/15/31	1,965	2,308
Baltimore City, Convention Center Hilton, 5.25%, 9/1/26 (2)	2,960	2,969
Baltimore City, Convention Center Hilton, Series A 5.00%, 9/1/32 (2)	2,195	2,201
Baltimore City, Convention Center Hilton, Series A 5.25%, 9/1/20 (2)	4,615	4,629
Baltimore City, Convention Center Hilton, Series A 5.25%, 9/1/22 (2)	1,895	1,900
Baltimore City, Convention Center Hilton, Series A 5.25%, 9/1/24 (2)	535	537
Baltimore City, Convention Center Hilton, Series B 5.875%, 9/1/39	4,500	4,511
Baltimore City, Parking, Series A, 5.25%, 7/1/21 (3)	2,190	2,423

Baltimore City, Parking, Series A, 6.00%, 7/1/17 (3)	6,135	6,394
Baltimore City, Parking, Series A, 6.00%, 7/1/18 (3)	6,505	7,093
Baltimore City, Special Obligation Consolidated Tax Increment 5.00%, 6/15/21	510	587
Baltimore City, Special Obligation Consolidated Tax Increment 5.00%, 6/15/22	1,040	1,211
Baltimore City, Special Obligation Consolidated Tax Increment 5.00%, 6/15/23	350	413
Baltimore City, Special Obligation Consolidated Tax Increment 5.00%, 6/15/25	525	625
Baltimore City, Special Obligation Consolidated Tax Increment 5.00%, 6/15/26	375	445
Baltimore City, Special Obligation Consolidated Tax Increment 5.00%, 6/15/28	1,190	1,394
Baltimore City, Special Obligation Consolidated Tax Increment 5.00%, 6/15/29	890	1,038
Baltimore City, Special Obligation Consolidated Tax Increment 5.00%, 6/15/30	515	598
Baltimore City, Special Obligation Consolidated Tax Increment 5.00%, 6/15/33	415	477
Baltimore City, Wastewater, Series A, 5.00%, 7/1/36	17,520	20,342
Baltimore City, Wastewater, Series A, 5.00%, 7/1/41	10,635	12,348
Baltimore City, Wastewater, Series B, 4.50%, 7/1/23 (4)	2,360	2,433
Baltimore City, Wastewater, Series B, 5.00%, 7/1/31	3,865	4,684
Baltimore City, Wastewater, Series B, 5.00%, 7/1/38	1,090	1,300
Baltimore City, Wastewater, Series C, 5.00%, 7/1/24 (Prerefunded 7/1/19) (1)	1,720	1,928
Baltimore City, Wastewater, Series C, 5.00%, 7/1/29	1,990	2,203
Baltimore City, Wastewater, Series C, 5.00%, 7/1/29 (Prerefunded 7/1/19) (1)	1,175	1,317
Baltimore City, Wastewater, Series C, 5.00%, 7/1/30	1,450	1,763
Baltimore City, Wastewater, Series C, 5.00%, 7/1/43	4,510	5,357
Baltimore City, Wastewater, Series C, 5.125%, 7/1/34	2,030	2,258

Baltimore City, Wastewater, Series C, 5.625%, 7/1/39	3,000	3,384
Baltimore City, Wastewater, Series D, 5.00%, 7/1/30	2,895	3,520
Baltimore City, Wastewater, Series D, 5.00%, 7/1/37 (4)	3,585	3,708
Baltimore City, Wastewater, Series D, 5.00%, 7/1/37 (Prerefunded 7/1/17) (1)(4)	2,120	2,199
Baltimore City, Water, 5.65%, 7/1/20 (5)	1,350	1,470
Baltimore City, Water, Series A, 5.00%, 7/1/28 (3)(6)	425	524
Baltimore City, Water, Series A, 5.00%, 7/1/44	9,980	11,971
Baltimore City, Water, Series A, 5.125%, 7/1/29	540	600
Baltimore City, Water, Series A, 5.125%, 7/1/29 (Prerefunded 7/1/19) (1)	710	798
Baltimore City, Water, Series A, 5.375%, 7/1/34	375	420
Baltimore City, Water, Series A, 5.375%, 7/1/34 (Prerefunded 7/1/19) (1)	215	243
Baltimore City, Water, Series A, 5.75%, 7/1/39 (Prerefunded 7/1/19) (1)	1,250	1,427
Baltimore City, Water, Series B, 5.00%, 7/1/32	1,250	1,541
Baltimore City, Water, Series B, 5.00%, 7/1/42	8,900	10,579
Baltimore City, Water, Series D, 5.00%, 7/1/29	1,330	1,620
Baltimore County, Consolidated Public Improvement, GO 5.00%, 2/1/32	10,000	11,923
Baltimore County, GO, 4.50%, 8/1/29	3,165	3,578
Baltimore County, Metropolitan Dist. 71th Issue 5.00%, 2/1/30 (Prerefunded 2/1/18) (1)	6,750	7,171
Baltimore County, Metropolitan Dist. 71th Issue 5.00%, 2/1/38 (Prerefunded 2/1/18) (1)	12,000	12,748
Baltimore County, Metropolitan Dist. 74th Issue, GO 5.00%, 2/1/32	1,000	1,192
Baltimore County, Metropolitan Dist. 74th Issue, GO 5.00%, 2/1/33	2,800	3,330
Baltimore County, Metropolitan Dist. 77th Issue, GO 5.00%, 8/1/34	2,800	3,465

Baltimore County, Metropolitan Dist. 77th Issue, GO 5.00%, 8/1/36	1,530	1,882
Baltimore County, Metropolitan Dist. 77th Issue, GO 5.00%, 8/1/41	4,255	5,210
Baltimore County, Metropolitan Dist. 77th Issue, GO 5.00%, 8/1/44	8,400	10,264
Baltimore County, Metropolitan Dist. 78th Issue, GO 5.00%, 2/1/39	2,900	3,626
Baltimore County, Metropolitan Dist. 78th Issue, GO 5.00%, 2/1/41	2,900	3,621
Baltimore County, Metropolitan Dist. 78th Issue, GO 5.00%, 2/1/46	14,500	18,034
Carroll County, Consolidated Public Improvement 4.75%, 11/1/28 (Prerefunded 11/1/18) (1)	4,240	4,617
Damascus Gardens Dev. Corp., 7.375%, 8/15/17 (6)	365	389
Frederick, Public Improvement, Series A, 5.00%, 3/1/27 (Prerefunded 3/1/19) (1)	3,000	3,316
Frederick County, Public Fac., 5.00%, 6/1/17 (6)	110	114
Frederick County, Public Fac., 5.00%, 6/1/25 (Prerefunded 6/1/18) (1)	4,950	5,328
Frederick County, Urbana CDA, Special Obligation, Series A 5.00%, 7/1/30	4,600	5,217
Frederick County, Urbana CDA, Special Obligation, Series A 5.00%, 7/1/40	3,935	4,428
Gaithersburg, Asbury Maryland Obligated Group Economic Dev., 5.00%, 1/1/21 (7)	5,015	5,610
Gaithersburg, Asbury Maryland Obligated Group, Series A 5.125%, 1/1/26	2,725	2,749
Gaithersburg, Asbury Maryland Obligated Group, Series A 5.125%, 1/1/36	15,285	15,397
Howard County, Annapolis Junction Town Center Special Obligation, 5.80%, 2/15/34	725	795
Howard County, Annapolis Junction Town Center Special Obligation, 6.10%, 2/15/44	1,425	1,571

Howard County, Consolidated Public Improvement, Series A, GO 4.00%, 2/15/31	1,855	2,050
Howard County, Consolidated Public Improvement, Series A, GO 4.00%, 2/15/32	6,090	6,719
Howard County, Consolidated Public Improvement, Series A, GO 4.00%, 2/15/33	6,365	7,005
Howard County, Consolidated Public Improvement, Series A, GO 4.50%, 4/15/29	5,145	5,606
Howard County, Consolidated Public Improvement, Series A, GO 4.75%, 4/15/28	4,810	5,270
Howard County, Patuxent Square Apartments, 4.75%, 10/1/36 (Tender 4/1/29) (8)	2,500	2,685
Howard County, Series A, GO, COP, 8.15%, 2/15/20	425	514
Howard County, Series B, 5.00%, 8/15/23 (Prerefunded 8/15/21) (1)	755	905
Howard County, Series B, GO, 4.00%, 8/15/31	4,270	4,767
Howard County, Series B, GO, 5.00%, 8/15/23	3,245	3,860
Howard County Housing Commission, Gateway Village Apartments, 4.00%, 6/1/46	5,350	5,766
Howard County Housing Commission, Roger Carter Recreation Center, 4.00%, 6/1/17	260	266
Howard County Housing Commission, Roger Carter Recreation Center, 4.00%, 6/1/18	270	284
Howard County Housing Commission, Roger Carter Recreation Center, 4.00%, 6/1/19	280	302
Howard County Housing Commission, Roger Carter Recreation Center, 4.00%, 6/1/20	290	319
Howard County Housing Commission, Roger Carter Recreation Center, 4.00%, 6/1/21	305	342
Howard County Housing Commission, Roger Carter Recreation Center, 4.50%, 6/1/36	1,000	1,088
Howard County Housing Commission, Roger Carter Recreation Center, 4.50%, 6/1/43	2,295	2,488
Howard County Housing Commission, Roger Carter Recreation Center, 5.00%, 6/1/26	580	672

Hyattsville, Univ. Town Center, Special Obligation 5.00%, 7/1/17	316	317
Hyattsville, Univ. Town Center, Special Obligation 5.60%, 7/1/24	2,024	2,029
Hyattsville, Univ. Town Center, Special Obligation 5.75%, 7/1/34	3,650	3,657
Maryland, Series A, GO, 4.00%, 3/1/27	17,425	19,694
Maryland, Series B, 4.50%, 3/15/26 (Prerefunded 3/15/19) (1)	23,340	25,585
Maryland, Series B, GO, 5.00%, 3/1/22	18,550	21,156
Maryland, State & Local Fac., 5.00%, 8/1/22 (Prerefunded 8/1/17) (1)	10,000	10,409
Maryland, State & Local Fac., 5.00%, 7/15/23 (Prerefunded 7/15/18) (1)	6,880	7,441
Maryland CDA, Glen Manor Apartments, Series G 4.70%, 1/1/31	4,950	5,474
Maryland CDA, Housing Revenue, Series F, 5.00%, 7/1/48	1,385	1,531
Maryland CDA, Residential, 4.75%, 9/1/29	2,775	2,894
Maryland CDA, Residential, 4.95%, 9/1/22 (8)	1,820	1,847
Maryland CDA, Residential, 5.05%, 9/1/39	4,125	4,290
Maryland CDA, Residential, Series A, 4.55%, 9/1/22 (8)	6,250	6,250
Maryland CDA, Residential, Series A, 4.625%, 9/1/27 (8)	8,035	8,035
Maryland CDA, Residential, Series A, 4.65%, 9/1/32 (8)	5,000	5,000
Maryland CDA, Residential, Series A, 4.70%, 9/1/37 (8)	10,610	10,610
Maryland CDA, Residential, Series A, 4.75%, 9/1/26	3,315	3,694
Maryland CDA, Residential, Series A, 4.80%, 9/1/42 (8)	4,000	4,000
Maryland CDA, Residential, Series A, 4.85%, 9/1/47 (8)	4,095	4,095
Maryland CDA, Residential, Series A, 5.125%, 9/1/30	975	1,073
Maryland CDA, Residential, Series B, 4.70%, 9/1/34	8,325	8,601
Maryland CDA, Residential, Series D, 4.75%, 9/1/27 (8)	7,000	7,070
Maryland CDA, Residential, Series D, 4.90%, 9/1/42 (8)	4,410	4,496
Maryland CDA, Residential, Series J, VRDN, 0.61%, 9/1/40 (8)	1,200	1,200

Maryland CDA, Residential, Series L, 4.80%, 9/1/21 (8)	1,000	1,000
Maryland CDA, Residential, Series L, 4.85%, 9/1/26 (8)	10,000	10,000
Maryland CDA, Residential, Series L, 4.90%, 9/1/31 (8)	12,500	12,500
Maryland CDA, Residential, Series L, 4.95%, 9/1/38 (8)	1,415	1,415
Maryland CDA, Series P, 4.55%, 9/1/26 (8)	440	440
Maryland DOT, 5.50%, 2/1/17	910	929
Maryland DOT, Aviation Administration, GO, COP 5.00%, 5/1/18 (8)	1,170	1,251
Maryland DOT, Aviation Administration, GO, COP 5.00%, 5/1/19 (8)	1,245	1,378
Maryland DOT, Aviation Administration, GO, COP 5.00%, 5/1/20 (8)	1,315	1,500
Maryland DOT, Consolidated Transportation 5.00%, 9/1/22 (Prerefunded 9/1/18) (1)	2,025	2,199
Maryland DOT, Consolidated Transportation 5.00%, 2/15/23 (Prerefunded 2/15/18) (1)	7,990	8,494
Maryland DOT, Transit Administration, GO, COP 5.00%, 10/15/23 (8)	1,035	1,194
Maryland Economic Dev. Corp., Morgan State Univ. Student Housing, 4.00%, 7/1/18	1,020	1,062
Maryland Economic Dev. Corp., Morgan State Univ. Student Housing, 4.00%, 7/1/19	1,065	1,129
Maryland Economic Dev. Corp., Morgan State Univ. Student Housing, 4.00%, 7/1/20	555	597
Maryland Economic Dev. Corp., Morgan State Univ. Student Housing, 4.00%, 7/1/21	600	653
Maryland Economic Dev. Corp., Morgan State Univ. Student Housing, 4.00%, 7/1/22	1,190	1,303
Maryland Economic Dev. Corp., Morgan State Univ. Student Housing, 5.00%, 7/1/34	7,360	8,121
Maryland Economic Dev. Corp., Ports America Chesapeake 5.375%, 6/1/25	3,845	4,310
Maryland Economic Dev. Corp., Ports America Chesapeake 5.75%, 6/1/35	7,155	7,996

Maryland Economic Dev. Corp., Ports America Chesapeake Series B, 5.125%, 6/1/20	185	203
Maryland Economic Dev. Corp., Ports America Chesapeake Series B, 5.375%, 6/1/25	5,500	6,165
Maryland Economic Dev. Corp., Ports America Chesapeake Series B, 5.75%, 6/1/35	4,450	4,973
Maryland Economic Dev. Corp., Potomac Electric Power, PCR 6.20%, 9/1/22	13,590	15,338
Maryland Economic Dev. Corp., Public Health Laboratory 4.00%, 6/1/29	6,565	7,214
Maryland Economic Dev. Corp., Public Health Laboratory 5.00%, 6/1/27	9,900	11,552
Maryland Economic Dev. Corp., Public Health Laboratory 5.00%, 6/1/28	11,795	13,663
Maryland Economic Dev. Corp., Purple Line Light Rail, Series B 5.00%, 9/30/26 (8)	3,435	3,976
Maryland Economic Dev. Corp., Purple Line Light Rail, Series C 5.00%, 3/31/25 (8)	3,435	3,991
Maryland Economic Dev. Corp., Purple Line Light Rail, Series C 5.00%, 9/30/25 (8)	3,435	3,985
Maryland Economic Dev. Corp., Purple Line Light Rail, Series C 5.00%, 3/31/26 (8)	3,435	3,983
Maryland Economic Dev. Corp., Purple Line Light Rail, Series D 5.00%, 3/31/26 (8)	500	620
Maryland Economic Dev. Corp., Purple Line Light Rail, Series D 5.00%, 9/30/26 (8)	100	125
Maryland Economic Dev. Corp., Purple Line Light Rail, Series D 5.00%, 9/30/27 (8)	450	558
Maryland Economic Dev. Corp., Purple Line Light Rail, Series D 5.00%, 9/30/28 (8)	2,090	2,570
Maryland Economic Dev. Corp., Purple Line Light Rail, Series D 5.00%, 3/31/29 (8)	580	713
Maryland Economic Dev. Corp., Purple Line Light Rail, Series D 5.00%, 3/31/41 (8)	3,265	3,902
Maryland Economic Dev. Corp., Purple Line Light Rail, Series D 5.00%, 3/31/46 (8)	4,195	4,989

Maryland Economic Dev. Corp., Purple Line Light Rail, Series D 5.00%, 3/31/51 (8)	9,635	11,458
Maryland Economic Dev. Corp., Salisbury Univ. Student Housing, 3.00%, 6/1/17	645	652
Maryland Economic Dev. Corp., Salisbury Univ. Student Housing, 3.00%, 6/1/18	665	680
Maryland Economic Dev. Corp., Salisbury Univ. Student Housing, 4.00%, 6/1/19	330	349
Maryland Economic Dev. Corp., Salisbury Univ. Student Housing, 4.00%, 6/1/21	385	418
Maryland Economic Dev. Corp., Salisbury Univ. Student Housing, 5.00%, 6/1/22	300	344
Maryland Economic Dev. Corp., Salisbury Univ. Student Housing, 5.00%, 6/1/30	400	444
Maryland Economic Dev. Corp., Salisbury Univ. Student Housing, 5.00%, 6/1/34	1,000	1,118
Maryland Economic Dev. Corp., Towson Univ. Student Housing 3.00%, 7/1/17	385	390
Maryland Economic Dev. Corp., Towson Univ. Student Housing 3.00%, 7/1/18	400	410
Maryland Economic Dev. Corp., Towson Univ. Student Housing 4.00%, 7/1/19	250	266
Maryland Economic Dev. Corp., Towson Univ. Student Housing 4.00%, 7/1/22	600	659
Maryland Economic Dev. Corp., Towson Univ. Student Housing 5.00%, 7/1/27	875	1,017
Maryland Economic Dev. Corp., Towson Univ. Student Housing 5.00%, 7/1/29	1,100	1,271
Maryland Economic Dev. Corp., Towson Univ. Student Housing Series A, 5.00%, 7/1/39	30	30
Maryland Economic Dev. Corp., Towson Univ. Student Housing Series A, 5.25%, 7/1/24	575	595
Maryland Economic Dev. Corp., Towson Univ. Student Housing Series A, 5.25%, 7/1/30	2,105	2,171
Maryland Economic Dev. Corp., Towson Univ. Student Housing Series A, 5.25%, 7/1/37	2,225	2,290

Maryland Economic Dev. Corp., Univ. of Maryland Baltimore County Student Housing, 4.00%, 7/1/22 (9)	500	575
Maryland Economic Dev. Corp., Univ. of Maryland Baltimore County Student Housing, 4.00%, 7/1/23 (9)	480	559
Maryland Economic Dev. Corp., Univ. of Maryland Baltimore County Student Housing, 4.00%, 7/1/24 (9)	300	353
Maryland Economic Dev. Corp., Univ. of Maryland Baltimore County Student Housing, 4.00%, 7/1/25 (9)	330	391
Maryland Economic Dev. Corp., Univ. of Maryland Baltimore County Student Housing, 4.00%, 7/1/26 (9)	380	451
Maryland Economic Dev. Corp., Univ. of Maryland Baltimore County Student Housing, 5.00%, 7/1/27 (9)	800	1,023
Maryland Economic Dev. Corp., Univ. of Maryland Baltimore County Student Housing, 5.00%, 7/1/28 (9)	350	445
Maryland Economic Dev. Corp., Univ. of Maryland Baltimore County Student Housing, 5.00%, 7/1/29 (9)	560	708
Maryland Economic Dev. Corp., Univ. of Maryland Baltimore County Student Housing, 5.00%, 7/1/30 (9)	375	472
Maryland Economic Dev. Corp., Univ. of Maryland Baltimore County Student Housing, 5.00%, 7/1/31 (9)	705	884
Maryland Economic Dev. Corp., Univ. of Maryland Baltimore Student Housing, 4.00%, 7/1/21	660	722
Maryland Economic Dev. Corp., Univ. of Maryland Baltimore Student Housing, 4.00%, 7/1/23	820	908
Maryland Economic Dev. Corp., Univ. of Maryland Baltimore Student Housing, 4.00%, 7/1/25	600	668
Maryland Economic Dev. Corp., Univ. of Maryland Baltimore Student Housing, 5.00%, 7/1/26	470	556
Maryland Economic Dev. Corp., Univ. of Maryland Baltimore Student Housing, 5.00%, 7/1/27	500	588
Maryland Economic Dev. Corp., Univ. of Maryland Baltimore Student Housing, 5.00%, 7/1/31	1,000	1,154
Maryland Economic Dev. Corp., Univ. of Maryland Baltimore Student Housing, 5.00%, 7/1/35	3,845	4,390
Maryland Economic Dev. Corp., Univ. of Maryland Baltimore Student Housing, 5.00%, 7/1/39	1,550	1,763

Maryland Economic Dev. Corp., Univ. of Maryland College Park Student Housing, 4.00%, 6/1/21 (9)	300	340
Maryland Economic Dev. Corp., Univ. of Maryland College Park Student Housing, 4.00%, 6/1/22 (9)	1,350	1,550
Maryland Economic Dev. Corp., Univ. of Maryland College Park Student Housing, 4.00%, 6/1/23 (9)	2,000	2,328
Maryland Economic Dev. Corp., Univ. of Maryland College Park Student Housing, 4.00%, 6/1/24 (9)	1,500	1,762
Maryland Economic Dev. Corp., Univ. of Maryland College Park Student Housing, 4.00%, 6/1/25 (9)	2,000	2,365
Maryland Economic Dev. Corp., Univ. of Maryland College Park Student Housing, 4.00%, 6/1/26 (9)	1,815	2,155
Maryland Economic Dev. Corp., Univ. of Maryland College Park Student Housing, 5.00%, 6/1/27 (9)	1,850	2,363
Maryland Economic Dev. Corp., Univ. of Maryland College Park Student Housing, 5.00%, 6/1/28 (9)	1,925	2,442
Maryland Economic Dev. Corp., Univ. of Maryland College Park Student Housing, 5.00%, 6/1/29 (9)	1,900	2,399
Maryland Economic Dev. Corp., Univ. of Maryland College Park Student Housing, 5.00%, 6/1/30 (9)	2,950	3,705
Maryland Economic Dev. Corp., Univ. of Maryland College Park Student Housing, 5.00%, 6/1/31 (9)	1,250	1,564
Maryland Economic Dev. Corp., Univ. of Maryland College Park Student Housing, 5.00%, 6/1/35 (9)	5,190	6,397
Maryland Economic Dev. Corp., Univ. of Maryland College Park Student Housing, 5.00%, 6/1/43 (9)	2,500	3,040
Maryland Economic Dev. Corp., Univ. of Maryland College Park Student Housing, 5.50%, 6/1/27 (Prerefunded 6/1/18) (1)	3,295	3,574
Maryland Economic Dev. Corp., Univ. of Maryland College Park Student Housing, 5.875%, 6/1/43 (Prerefunded 6/1/18) (1)	4,735	5,167
Maryland Economic Dev. Corp., Univ. Village at Sheppard Pratt 4.00%, 7/1/18	350	364
Maryland Economic Dev. Corp., Univ. Village at Sheppard Pratt 4.00%, 7/1/23	910	995
Maryland Economic Dev. Corp., Univ. Village at Sheppard Pratt 5.00%, 7/1/19	750	815

Maryland Economic Dev. Corp., Univ. Village at Sheppard Pratt 5.00%, 7/1/20	785	871
Maryland Economic Dev. Corp., Univ. Village at Sheppard Pratt 5.00%, 7/1/21	825	934
Maryland Economic Dev. Corp., Univ. Village at Sheppard Pratt 5.00%, 7/1/22	870	999
Maryland Economic Dev. Corp., Univ. Village at Sheppard Pratt 5.00%, 7/1/27	1,600	1,811
Maryland Economic Dev. Corp., Univ. Village at Sheppard Pratt 5.00%, 7/1/33	2,490	2,763
Maryland HHEFA, Adventist Healthcare, Series A 6.125%, 1/1/36	2,200	2,642
Maryland HHEFA, Adventist Healthcare, Series A 6.25%, 1/1/31	2,050	2,500
Maryland HHEFA, Anne Arundel Health, 4.00%, 7/1/34	2,680	2,846
Maryland HHEFA, Anne Arundel Health, 5.00%, 7/1/21	800	952
Maryland HHEFA, Anne Arundel Health, 5.00%, 7/1/22	1,500	1,825
Maryland HHEFA, Anne Arundel Health, 5.00%, 7/1/23	850	1,024
Maryland HHEFA, Anne Arundel Health, 5.00%, 7/1/26	1,345	1,586
Maryland HHEFA, Anne Arundel Health, 5.00%, 7/1/27	1,230	1,445
Maryland HHEFA, Anne Arundel Health, 5.00%, 7/1/28	6,815	7,444
Maryland HHEFA, Anne Arundel Health, 5.00%, 7/1/32	6,235	6,784
Maryland HHEFA, Anne Arundel Health, 5.00%, 7/1/39	3,900	4,538
Maryland HHEFA, Anne Arundel Health, 5.00%, 7/1/40	4,315	4,667
Maryland HHEFA, Anne Arundel Health, Series A 6.75%, 7/1/29 (Prerefunded 7/1/19) (1)	5,020	5,869
Maryland HHEFA, Anne Arundel Health, Series A 6.75%, 7/1/39 (Prerefunded 7/1/19) (1)	19,200	22,447
Maryland HHEFA, Calvert Health, 5.25%, 7/1/33	8,870	10,424
Maryland HHEFA, Carnegie Institution of Washington 4.50%, 7/1/40	14,480	16,038
Maryland HHEFA, Charelstown Community, 6.25%, 1/1/41	10,000	11,815
Maryland HHEFA, Charelstown Community, 6.25%, 1/1/45	10,595	12,498

Maryland HHEFA, City Neighbors Charter Schools, Series A 6.75%, 7/1/44	2,900	3,318
Maryland HHEFA, Doctors Community Hosp., Series A 5.00%, 7/1/20 (Prerefunded 7/1/17) (1)	3,005	3,115
Maryland HHEFA, Doctors Community Hosp., Series A 5.00%, 7/1/27 (Prerefunded 7/1/17) (1)	14,985	15,535
Maryland HHEFA, Doctors Community Hosp., Series A 5.00%, 7/1/29 (Prerefunded 7/1/17) (1)	5,000	5,183
Maryland HHEFA, Edenwald General German Aged People's Home, 4.00%, 1/1/20	1,230	1,337
Maryland HHEFA, Edenwald General German Aged People's Home, 4.00%, 1/1/22	1,300	1,456
Maryland HHEFA, Edenwald General German Aged People's Home, 4.00%, 1/1/23	890	1,006
Maryland HHEFA, Edenwald General German Aged People's Home, 4.00%, 1/1/29	1,515	1,655
Maryland HHEFA, Edenwald General German Aged People's Home, 4.125%, 1/1/30	945	1,039
Maryland HHEFA, Edenwald General German Aged People's Home, 5.00%, 1/1/25	735	903
Maryland HHEFA, Edenwald General German Aged People's Home, 5.00%, 1/1/26	460	567
Maryland HHEFA, Edenwald General German Aged People's Home, 5.00%, 1/1/27	1,015	1,246
Maryland HHEFA, Edenwald General German Aged People's Home, 5.00%, 1/1/28	1,870	2,280
Maryland HHEFA, Edenwald General German Aged People's Home, 5.25%, 1/1/37	10,000	12,053
Maryland HHEFA, Frederick Memorial Hosp., Series A 4.00%, 7/1/19	1,005	1,077
Maryland HHEFA, Frederick Memorial Hosp., Series A 4.25%, 7/1/32	13,125	14,194
Maryland HHEFA, Frederick Memorial Hosp., Series A 5.00%, 7/1/20	500	566
Maryland HHEFA, Frederick Memorial Hosp., Series A 5.00%, 7/1/21	280	324

Maryland HHEFA, Goucher College, Series A, 4.00%, 7/1/21	970	1,082
Maryland HHEFA, Goucher College, Series A, 5.00%, 7/1/27	1,280	1,521
Maryland HHEFA, Goucher College, Series A, 5.00%, 7/1/34	3,780	4,417
Maryland HHEFA, Greater Baltimore Medical Center 5.50%, 7/1/31	315	368
Maryland HHEFA, Health Pool 85 A & B, Series A, VRDN 0.65%, 4/1/35	1,700	1,700
Maryland HHEFA, Helix Health, 5.00%, 7/1/27 (4)(6)	11,695	14,359
Maryland HHEFA, Ingleside at King Farm, Presbyterian Community, Series A, 5.25%, 1/1/27	425	428
Maryland HHEFA, Ingleside at King Farm, Presbyterian Community, Series A, 5.30%, 1/1/37	4,100	4,127
Maryland HHEFA, Johns Hopkins Health, 5.00%, 7/1/31	2,000	2,358
Maryland HHEFA, Johns Hopkins Health, 5.00%, 7/1/32	1,000	1,176
Maryland HHEFA, Johns Hopkins Health, 5.00%, 7/1/33	1,365	1,601
Maryland HHEFA, Johns Hopkins Health, 5.00%, 5/15/40	37,350	41,943
Maryland HHEFA, Johns Hopkins Health, Zero Coupon, 7/1/19	7,010	6,275
Maryland HHEFA, Johns Hopkins Medical Institute Parking Fac. 5.375%, 7/1/20 (4)	4,115	4,128
Maryland HHEFA, Johns Hopkins Medical Institute Parking Fac. 5.50%, 7/1/26 (4)	3,320	3,329
Maryland HHEFA, Johns Hopkins Medical Institute Parking Fac. Series B, 4.60%, 7/1/38 (4)	500	501
Maryland HHEFA, Johns Hopkins Univ., Series A, 5.25%, 7/1/38	23,420	25,235
Maryland HHEFA, Johns Hopkins Univ., Series B, 4.25%, 7/1/41	5,475	6,121
Maryland HHEFA, Johns Hopkins Univ., Series B, 5.00%, 7/1/38	6,590	7,945
Maryland HHEFA, LifeBridge Health, 5.00%, 7/1/40	9,250	11,064
Maryland HHEFA, LifeBridge Health, 5.00%, 7/1/47	15,940	18,932
Maryland HHEFA, LifeBridge Health, 6.00%, 7/1/41	6,015	7,201
Maryland HHEFA, LifeBridge Health, Carroll Hosp. Center Series A, 5.00%, 7/1/20	1,710	1,962

Maryland HHEFA, LifeBridge Health, Carroll Hosp. Center Series A, 5.00%, 7/1/24	2,010	2,392
Maryland HHEFA, LifeBridge Health, Carroll Hosp. Center Series A, 5.00%, 7/1/25	605	717
Maryland HHEFA, LifeBridge Health, Carroll Hosp. Center Series A, 5.00%, 7/1/27	830	975
Maryland HHEFA, LifeBridge Health, Carroll Hosp. Center Series A, 5.00%, 7/1/37	12,685	14,514
Maryland HHEFA, Loyola Univ., 4.00%, 10/1/30	480	543
Maryland HHEFA, Loyola Univ., 4.00%, 10/1/31	500	562
Maryland HHEFA, Loyola Univ., 4.00%, 10/1/33	1,210	1,351
Maryland HHEFA, Loyola Univ., 4.00%, 10/1/39	5,105	5,670
Maryland HHEFA, Loyola Univ., 4.00%, 10/1/45	7,330	8,062
Maryland HHEFA, Loyola Univ., 5.00%, 10/1/27	400	497
Maryland HHEFA, Loyola Univ., 5.00%, 10/1/28	500	618
Maryland HHEFA, Loyola Univ., 5.00%, 10/1/32	595	726
Maryland HHEFA, Loyola Univ., 5.00%, 10/1/45	5,940	7,102
Maryland HHEFA, Loyola Univ., Series A, 4.00%, 10/1/27	1,000	1,116
Maryland HHEFA, Loyola Univ., Series A, 5.00%, 10/1/29	1,995	2,368
Maryland HHEFA, Loyola Univ., Series A, 5.00%, 10/1/30	1,345	1,597
Maryland HHEFA, Loyola Univ., Series A, 5.00%, 10/1/31	2,050	2,428
Maryland HHEFA, Loyola Univ., Series A, 5.00%, 10/1/39	5,000	5,840
Maryland HHEFA, Maryland Institute College of Art 5.00%, 6/1/21	855	879
Maryland HHEFA, Maryland Institute College of Art 5.00%, 6/1/22	1,025	1,198
Maryland HHEFA, Maryland Institute College of Art 5.00%, 6/1/23	500	587
Maryland HHEFA, Maryland Institute College of Art 5.00%, 6/1/24	2,095	2,147
Maryland HHEFA, Maryland Institute College of Art 5.00%, 6/1/27	1,435	1,468

Maryland HHEFA, Maryland Institute College of Art 5.00%, 6/1/29	350	404
Maryland HHEFA, Maryland Institute College of Art 5.00%, 6/1/34	1,005	1,149
Maryland HHEFA, Maryland Institute College of Art 5.00%, 6/1/35	1,040	1,043
Maryland HHEFA, Maryland Institute College of Art 5.00%, 6/1/36	2,000	2,038
Maryland HHEFA, Maryland Institute College of Art 5.00%, 6/1/40	6,910	6,933
Maryland HHEFA, Maryland Institute College of Art 5.00%, 6/1/42	8,260	8,415
Maryland HHEFA, Maryland Institute College of Art 5.00%, 6/1/47	11,530	13,051
Maryland HHEFA, Maryland Institute College of Art, Series 2012 5.00%, 6/1/21	860	988
Maryland HHEFA, Medlantic/Helix, Series B, 5.25%, 8/15/38 (4)	13,685	17,458
Maryland HHEFA, MedStar Health, 5.00%, 8/15/31	5,000	6,049
Maryland HHEFA, MedStar Health, 5.00%, 8/15/42	11,065	13,087
Maryland HHEFA, MedStar Health, Series A, 5.00%, 8/15/38	1,895	2,200
Maryland HHEFA, MedStar Health, Series A, 5.00%, 8/15/41	7,175	8,309
Maryland HHEFA, MedStar Health, Series B, 5.00%, 8/15/38	9,545	11,106
Maryland HHEFA, Mercy Medical Center, 5.00%, 7/1/24	1,615	1,897
Maryland HHEFA, Mercy Medical Center, 5.00%, 7/1/25	2,795	3,268
Maryland HHEFA, Mercy Medical Center, 5.00%, 7/1/26	1,910	2,223
Maryland HHEFA, Mercy Medical Center, 5.00%, 7/1/27	1,400	1,624
Maryland HHEFA, Mercy Medical Center, 5.00%, 7/1/31	5,000	5,715
Maryland HHEFA, Mercy Medical Center, 6.00%, 7/1/25	1,450	1,732
Maryland HHEFA, Mercy Medical Center, Series A 5.00%, 7/1/32	600	734
Maryland HHEFA, Mercy Medical Center, Series A 5.00%, 7/1/33	1,000	1,219

Maryland HHEFA, Mercy Medical Center, Series A 5.00%, 7/1/34	1,200	1,459
Maryland HHEFA, Mercy Medical Center, Series A 5.00%, 7/1/36	1,500	1,809
Maryland HHEFA, Mercy Medical Center, Series A 5.00%, 7/1/38	5,250	6,302
Maryland HHEFA, Mercy Medical Center, Series A 5.50%, 7/1/42 (Prerefunded 7/1/17) (1)	26,270	27,259
Maryland HHEFA, Mercy Ridge, 4.50%, 7/1/35	1,000	1,013
Maryland HHEFA, Meritus Medical Center, 5.00%, 7/1/28	1,030	1,244
Maryland HHEFA, Meritus Medical Center, 5.00%, 7/1/34	1,000	1,185
Maryland HHEFA, Meritus Medical Center, 5.00%, 7/1/40	21,405	25,306
Maryland HHEFA, Meritus Medical Center, 5.00%, 7/1/45	6,000	7,068
Maryland HHEFA, Patterson Park Public Charter School Series A, 5.75%, 7/1/30	1,515	1,604
Maryland HHEFA, Patterson Park Public Charter School Series A, 6.00%, 7/1/40	1,500	1,592
Maryland HHEFA, Patterson Park Public Charter School Series A, 6.125%, 7/1/45	2,125	2,260
Maryland HHEFA, Univ. of Maryland Medical, 5.00%, 7/1/18	1,000	1,073
Maryland HHEFA, Univ. of Maryland Medical, 5.00%, 7/1/20	300	333
Maryland HHEFA, Univ. of Maryland Medical, 5.00%, 7/1/29	6,265	6,833
Maryland HHEFA, Univ. of Maryland Medical, 5.00%, 7/1/31 (4)	720	767
Maryland HHEFA, Univ. of Maryland Medical, 5.00%, 7/1/32	4,965	6,031
Maryland HHEFA, Univ. of Maryland Medical, 5.00%, 7/1/33	5,305	6,402
Maryland HHEFA, Univ. of Maryland Medical, 5.00%, 7/1/35	2,085	2,488
Maryland HHEFA, Univ. of Maryland Medical, 5.125%, 7/1/39	6,825	7,409
Maryland HHEFA, Univ. of Maryland Medical, 5.50%, 7/1/24 (4)	8,780	9,428
Maryland HHEFA, Univ. of Maryland Medical, 7.00%, 7/1/22 (3)	1,585	1,906
Maryland HHEFA, Univ. of Maryland Medical, Series 2010 5.00%, 7/1/34	12,305	13,352

Maryland HHEFA, Univ. of Maryland Medical, Series 2015 5.00%, 7/1/34	2,765	3,317
Maryland HHEFA, Univ. of Maryland Medical, Series A 5.00%, 7/1/43	21,445	24,463
Maryland HHEFA, Univ. of Maryland Medical, Series D VRDN, 0.58%, 7/1/41	1,050	1,050
Maryland HHEFA, Univ. of Maryland Medical, Series F 4.75%, 7/1/23	1,000	1,057
Maryland HHEFA, Univ. of Maryland Medical, Series F 5.25%, 7/1/21	2,925	3,156
Maryland HHEFA, Upper Chesapeake Health, Series C 5.50%, 1/1/28 (Prerefunded 1/1/18) (1)	10,725	11,423
Maryland HHEFA, Upper Chesapeake Health, Series C 6.00%, 1/1/38 (Prerefunded 1/1/18) (1)	5,000	5,359
Maryland HHEFA, Washington County Hosp. 5.75%, 1/1/33 (Prerefunded 1/1/18) (1)	8,475	9,055
Maryland HHEFA, Washington County Hosp. 5.75%, 1/1/38 (Prerefunded 1/1/18) (1)	4,130	4,413
Maryland HHEFA, Washington County Hosp. 6.00%, 1/1/28 (Prerefunded 1/1/18) (1)	2,005	2,149
Maryland HHEFA, Washington County Hosp. 6.00%, 1/1/43 (Prerefunded 1/1/18) (1)	17,250	18,488
Maryland HHEFA, Western Maryland Health, 5.25%, 7/1/34	17,505	20,869
Maryland IDA, Bon Secours Health, 5.929%, 8/26/22 (9)	8,200	9,070
Maryland IDA, McDonogh School, Series A, 4.50%, 9/1/35	3,885	4,405
Maryland IDA, McDonogh School, Series A, 4.75%, 9/1/40	6,105	6,919
Maryland IDA, Synagro/Baltimore Wastewater, IDRB 5.625%, 12/1/16 (8)	1,195	1,207
Maryland Stadium Auth., Baltimore City Public Schools Construction & Revitalization Program, 5.00%, 5/1/41	7,500	9,231
Maryland Stadium Auth., Baltimore City Public Schools Construction & Revitalization Program, 5.00%, 5/1/46	34,500	42,297
Maryland Stadium Auth., Baseball Stadium, Series B 5.00%, 12/15/17 (8)	7,230	7,626

Maryland Stadium Auth., Baseball Stadium, Series B 5.00%, 12/15/18 (8)	8,640	9,446
Maryland Stadium Auth., Baseball Stadium, Series B 5.00%, 12/15/19 (8)	1,000	1,129
Maryland Transportation Auth., 4.00%, 7/1/26	2,340	2,654
Maryland Transportation Auth., 5.00%, 7/1/20 (9)	5,020	5,202
Maryland Transportation Auth., 5.00%, 7/1/23	1,010	1,129
Maryland Transportation Auth., 5.00%, 7/1/27 (9)	10,535	10,909
Maryland Transportation Auth., 5.00%, 7/1/28	17,655	18,941
Maryland Transportation Auth., 5.00%, 7/1/34 (9)	18,130	19,459
Maryland Transportation Auth., 5.00%, 7/1/37 (9)	2,005	2,152
Maryland Transportation Auth., 5.00%, 7/1/38 (9)	4,915	5,275
Maryland Transportation Auth., 5.00%, 7/1/41 (9)	1,650	1,771
Maryland Transportation Auth., BWI Airport Parking 5.00%, 3/1/24 (8)	9,920	11,563
Maryland Transportation Auth., BWI Airport Parking, Series A 5.00%, 3/1/23	4,070	4,808
Maryland Transportation Auth., BWI Airport Parking, Series A 5.00%, 3/1/24	4,285	5,114
Maryland Transportation Auth., BWI Airport Parking, Series A 5.00%, 3/1/25	4,500	5,351
Maryland Transportation Auth., BWI Airport Parking, Series A 5.00%, 3/1/26	8,055	9,542
Maryland Transportation Auth., BWI Airport Parking, Series A 5.00%, 3/1/27	8,470	9,990
Maryland Transportation Auth., BWI Airport Parking, Series B 5.00%, 3/1/26 (8)	7,615	8,822
Maryland Transportation Auth., BWI Airport Passenger Fac. Series A, 5.00%, 6/1/23 (8)	2,440	2,872
Maryland Transportation Auth., BWI Airport Passenger Fac. Series A, 5.00%, 6/1/24 (8)	2,560	3,000
Maryland Transportation Auth., BWI Airport Passenger Fac. Series A, 5.00%, 6/1/25 (8)	2,690	3,133

Maryland Transportation Auth., BWI Airport Passenger Fac. Series A, 5.00%, 6/1/26 (8)	2,820	3,268
Maryland Transportation Auth., BWI Airport Passenger Fac. Series A, 5.00%, 6/1/27 (8)	2,965	3,416
Maryland Transportation Auth., BWI Airport Passenger Fac. Series A, 5.00%, 6/1/28 (8)	3,110	3,566
Maryland Transportation Auth., BWI Airport Passenger Fac. VRDN, 0.62%, 6/1/32 (8)	1,500	1,500
Montgomery County, Consolidated Public Improvement BAN, GO, VRDN, 0.58%, 6/1/26	3,535	3,535
Montgomery County, Consolidated Public Improvement Series A, 5.00%, 5/1/21 (Prerefunded 5/1/17) (1)	4,500	4,634
Montgomery County, GO, 4.50%, 7/1/29	16,000	17,563
Montgomery County, Trinity Health Credit Group 5.00%, 12/1/40	14,620	16,740
Montgomery County, Trinity Health Credit Group 5.00%, 12/1/44	19,615	23,584
Montgomery County, Trinity Health Credit Group 5.00%, 12/1/45	20,345	24,938
Montgomery County, West Germantown Dev. Dist. Special Obligation, 4.00%, 7/1/21	240	270
Montgomery County, West Germantown Dev. Dist. Special Obligation, 4.00%, 7/1/22	860	976
Montgomery County, West Germantown Dev. Dist. Special Obligation, 4.00%, 7/1/24	930	1,078
Montgomery County, West Germantown Dev. Dist. Special Obligation, 4.00%, 7/1/26	505	578
Montgomery County, West Germantown Dev. Dist. Special Obligation, 4.00%, 7/1/27	1,000	1,140
Montgomery County Housing Opportunities Commission Multi-Family, Series A, 4.00%, 7/1/46	10,525	11,452
Montgomery County Housing Opportunities Commission Multi-Family, Series A, 4.70%, 7/1/37 (8)	3,000	3,004
Montgomery County Housing Opportunities Commission Multi-Family, Series A, 5.65%, 11/1/33	7,345	7,362

Montgomery County Housing Opportunities Commission Multi-Family, Series C, VRDN, 0.57%, 7/1/36	2,975	2,975
Montgomery County Housing Opportunities Commission Single Family, Series D, 4.90%, 7/1/22 (8)	1,825	1,843
Morgan State Univ. Academic & Auxiliary Fac., 4.00%, 7/1/19	500	543
Morgan State Univ. Academic & Auxiliary Fac., 5.00%, 7/1/21	650	766
Morgan State Univ. Academic & Auxiliary Fac., 5.00%, 7/1/23	600	724
Morgan State Univ. Academic & Auxiliary Fac., 5.00%, 7/1/24	630	758
Morgan State Univ. Academic & Auxiliary Fac., 5.00%, 7/1/26	1,355	1,618
Morgan State Univ. Academic & Auxiliary Fac., 5.00%, 7/1/27	750	891
Morgan State Univ. Academic & Auxiliary Fac., 5.00%, 7/1/28	575	681
Morgan State Univ. Academic & Auxiliary Fac., 5.00%, 7/1/30	645	761
Morgan State Univ. Academic & Auxiliary Fac., 5.00%, 7/1/31	455	536
Morgan State Univ. Academic & Auxiliary Fac., 5.00%, 7/1/32	450	528
Prince George's County, Consolidated Public Improvement Series A, 5.00%, 7/15/27 (Prerefunded 7/15/17) (1)	3,880	4,031
Prince George's County, National Harbor, 5.20%, 7/1/34	5,892	5,899
Prince George's County, Series A, 5.00%, 7/15/24 (Prerefunded 7/15/17) (1)	7,065	7,340
Prince George's County, Series A, 5.00%, 7/15/25 (Prerefunded 7/15/17) (1)	5,810	6,036
Prince George's County, Series A, 5.00%, 7/15/26 (Prerefunded 7/15/17) (1)	5,575	5,792
Tender Option Bond Trust Receipts, Johns Hopkins Health Series 2016-XM0141, VRTR, 0.60%, 5/15/43 (7)	1,700	1,700
Univ. System of Maryland, Auxiliary Fac. & Tuition, Series A 4.00%, 4/1/33	6,040	6,952
Univ. System of Maryland, Auxiliary Fac. & Tuition, Series A 4.00%, 4/1/34	7,390	8,465
Univ. System of Maryland, Auxiliary Fac. & Tuition, Series A 5.00%, 10/1/23 (Prerefunded 10/1/16) (1)	2,110	2,118
Univ. System of Maryland, Auxiliary Fac. & Tuition, Series A 5.00%, 4/1/26 (Prerefunded 4/1/21) (1)	5,085	6,028

Univ. System of Maryland, Auxiliary Fac. & Tuition, Series A 5.00%, 4/1/27 (Prerefunded 4/1/21) (1)	7,070	8,381
Univ. System of Maryland, Auxiliary Fac. & Tuition, Series A 5.00%, 4/1/28 (Prerefunded 4/1/21) (1)	5,000	5,927
Washington Suburban Sanitary Dist., 4.75%, 6/1/28 (Prerefunded 6/1/18) (1)	3,305	3,543
Washington Suburban Sanitary Dist., Consolidated Public Improvement, GO, 4.00%, 6/1/37	10,360	11,674
Washington Suburban Sanitary Dist., Consolidated Public Improvement, GO, 4.00%, 6/1/39	11,105	12,488
Washington Suburban Sanitary Dist., Consolidated Public Improvement, GO, 4.00%, 6/1/40	4,155	4,666
Washington Suburban Sanitary Dist., Consolidated Public Improvement, GO, 4.00%, 6/1/41	5,000	5,611
Washington Suburban Sanitary Dist., Consolidated Public Improvement, GO, 4.00%, 6/1/42	4,980	5,585
Washington Suburban Sanitary Dist., Consolidated Public Improvement, GO, 4.00%, 6/1/43	4,020	4,505
Washington Suburban Sanitary Dist., Consolidated Public Improvement, GO, 4.00%, 6/1/44	4,100	4,592
Washington Suburban Sanitary Dist., Consolidated Public Improvement, Second Series, GO, 4.00%, 6/1/43	4,450	4,987
Washington Suburban Sanitary Dist., Consolidated Public Improvement, Second Series, GO, 4.00%, 6/1/44	7,000	7,840
Westminster, Carroll Lutheran Village, 5.00%, 7/1/19	615	665
Westminster, Carroll Lutheran Village, 5.00%, 7/1/20	640	704
Westminster, Carroll Lutheran Village, 5.125%, 7/1/34	3,040	3,375
Westminster, Carroll Lutheran Village, 5.50%, 7/1/44	3,070	3,440
Westminster, Miller's Grant Lutheran Village, Series A 5.00%, 7/1/24	1,000	1,095
Westminster, Miller's Grant Lutheran Village, Series A 6.00%, 7/1/34	2,600	2,969
Westminster, Miller's Grant Lutheran Village, Series A 6.125%, 7/1/39	1,750	2,000

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price State Tax-Free Income Trust (the trust), is registered under the Investment Company Act of 1940 (the 1940 Act). The T. Rowe Price Maryland Tax-Free Bond Fund (the fund) is a nondiversified, open-end management investment company established by the trust. The fund incepted on March 31, 1987. The fund seeks to provide, consistent with prudent portfolio management, the highest level of income exempt from federal and Maryland state and local income taxes by investing primarily in investment-grade Maryland municipal bonds.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Income distributions are declared daily and paid monthly. Distributions to shareholders are recorded on the ex-dividend date. Capital gain distributions, if any, are generally declared and paid by the fund annually.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and its net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Trustees (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Debt securities generally are traded in the over-the-counter (OTC) market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of troubled or thinly traded debt instruments, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs On August 31, 2016, all of the fund’s financial instruments were classified as Level 2, based on the inputs used to determine their fair values. There were no material transfers between Levels 1 and 2 during the six months ended August 31, 2016.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $170,262,000 and $157,624,000, respectively, for the six months ended August 31, 2016.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Because the fund is required to use capital loss carryforwards that do not expire before those with expiration dates, all or a portion of its capital loss carryforwards subject to expiration could ultimately go unused. As of February 29, 2016, the fund had $15,640,000 of available capital loss carryforwards, which expire as follows: $8,553,000 in fiscal 2017 and $2,637,000 in fiscal 2019; $4,450,000 have no expiration.

At August 31, 2016, the cost of investments for federal income tax purposes was $2,118,153,000. Net unrealized gain aggregated $164,029,000 at period-end, of which $164,132,000 related to appreciated investments and $103,000 related to depreciated investments.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.10% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.270% for assets in excess of $500 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At August 31, 2016, the effective annual group fee rate was 0.29%.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. For the six months ended August 31, 2016, expenses incurred pursuant to these service agreements were $23,000 for Price Associates and $206,000 for T. Rowe Price Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. Purchases and sales cross trades aggregated $13,730,000 and $9,600,000, respectively, with net realized gain of $0 for the six months ended August 31, 2016.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www3.troweprice.com/usis/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On March 11, 2016, the fund’s Board of Trustees (Board), including a majority of the fund’s independent trustees, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). In connection with its deliberations, the Board requested, and the Advisor provided, such information as the Board (with advice from independent legal counsel) deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Advisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board reviewed the fund’s three-month, one-year, and year-by-year returns, as well as the fund’s average annualized total returns over the 3-, 5-, and 10-year periods, and compared these returns with a wide variety of comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board was provided with information regarding industry trends in management fees and expenses, and the Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio in comparison with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate and total expense ratio were at or below the median for comparable funds.

The Board also reviewed the fee schedules for institutional accounts (including subadvised mutual funds) and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to subadvisory and other institutional account clients, including information about how the requirements and economics of the institutional business differ from those of the Advisor’s proprietary mutual fund business. The Board considered information showing that the Advisor’s proprietary mutual fund business is generally more complex from a business and compliance perspective than its institutional account business and considered various other relevant factors, including the broader scope of operations and oversight, more extensive shareholder communication infrastructure, greater asset flows, heightened business risks, and differences in applicable laws and regulations associated with the Advisor’s proprietary mutual fund business. In assessing the reasonableness of the fund’s management fee rate, the Board considered the differences in the nature of the services required for the Advisor to manage its proprietary mutual fund business versus managing a discrete pool of assets as a subadvisor to another institution’s mutual fund or for another institutional account and the degree to which the Advisor performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price mutual funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder). The independent trustees were advised throughout the process by independent legal counsel.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price State Tax-Free Income Trust

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date October 17, 2016

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date October 17, 2016

	By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date October 17, 2016